UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 8, 2023
BlackSky Technology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39113	47-1949578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13241 Woodland Park Road
Suite 300
Herndon,	Virginia	20171
(Address of principal executive offices)		(Zip code)
(571) 267-1571
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKSY	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BKSY.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.
BlackSky Technology Inc., a Delaware corporation (the “Company”), is filing this report to update the Company’s Security Ownership of Certain Beneficial Owners and Management disclosure and other related disclosure which will be incorporated by reference in registration statements previously filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the "Securities Act"), and in any other registration statement subsequently filed by the Company with the SEC under the Securities Act.

The Company is also filing this report to highlight a distribution from JANA Capital LLC to its limited partners, including a member of our Board of Directors, David DiDomenico, which resulted in a significant increase in Mr. DiDomenico’s holdings. Information as to Mr. DiDomenico’s holdings can be found in his footnote to the beneficial ownership table below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our Class A common stock as of March 1, 2023, by:
•each person or group of affiliated persons known to us to be the beneficial owner of more than 5% of our outstanding Class A common stock;
•each of our named executive officers and directors; and
•all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days of March 1, 2023. Shares subject to options that are currently exercisable or exercisable within 60 days of March 1, 2023 are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The beneficial ownership percentages in the table below are calculated based on 122,002,575 shares of Class A common stock issued and outstanding as of March 1, 2023.

	Shares Beneficially Owned
Name of Beneficial Owner (1)	Number	Percentage
Greater than 5% Stockholders:
Entities affiliated with Mithril LP(2)	18,628,026	15.27%
Seahawk SPV Investment LLC(3)	16,364,532	13.14%
VCVC IV LLC(4)	9,951,809	8.16%
Named Executive Officers and Directors:
Brian O’Toole(5)	1,889,705	1.55%
Henry Dubois(6)	300,367	*
Christiana Lin(7)	201,867	*
Johan Broekhuysen(8)	—	—
Magid Abraham	12,421	*
David DiDomenico(9)	457,162	*
Sue Gordon	12,421	*
Timothy Harvey	12,421	*
William Porteous	12,421	*
James Tolonen	12,421	*
All directors and executive officers as a group (10 persons)	2,911,206	2.39%
* Represents less than 1% of the total.
(1)Unless otherwise noted, the business address of each of these shareholders is c/o BlackSky Technology Inc., 13241 Woodland Park Road, Suite 300, Herndon, Virginia 20171.
(2)Based on information included in the Schedule 13D filed by Mithril II LP, Mithril II GP LP (“GP II”), Mithril II UGP LLC, Mithril LP and Mithril GP LP (“GP I) on September 20, 2021. Consists of (i) 10,386,626 shares held by Mithril LP and (ii) 8,241,400 shares held by Mithril II LP. Mithril Capital Management LLC (“MCM”) is a management company that manages Mithril LP and Mithril II LP, and is appointed by GP I, the general partner of Mithril LP, and GP II, the general partner of Mithril II LP, each of which has formal control over its respective fund. Peter Thiel and Ajay Royan are the members of the investment committees of GP I and GP II. The investment committees make all investment decisions with respect to these entities and may be deemed to share voting and investment power over the securities held by Mithril LP and Mithril II LP. The address of each of the Mithril entities and Mr. Royan is c/o Mithril Capital Management, LLC, 600 Congress Ave., Suite 3100, Austin, Texas 78701. The address of Mr. Thiel is c/o Thiel Capital LLC, 9200 Sunset Boulevard, Suite 1110, West Hollywood, California 90069.
(3)Based on information included in the Schedule 13G filed by Seahawk SPV Investment LLC on September 23, 2021, Seahawk SPV Investment LLC (“Seahawk”) is the record holder of such shares. Seahawk is a direct wholly-owned subsidiary of Thales Alenia Space US Investment LLC (“TAS US”), which, in turn, is a wholly-owned subsidiary of Thales Alenia Space S.A.S (“TAS”). TAS is a joint venture whose majority owner is Thales S.A., a French public company (“Thales”). By reason of their relationships, TAS US, TAS and Thales may be deemed to share the power to vote or to direct the vote and to dispose or direct the disposition of the shares held by Seahawk and may be deemed to have shared beneficial ownership of the shares held directly by Seahawk. The address of Seahawk is 2733 South Crystal Drive, Suite 1200, Arlington, Virginia 22202. The address of TAS US is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The address of TAS is 100 Bd du Midi – 06150 Cannes la Bocca – France. The address of Thales is Tour Carpe Diem, 31 Place des Corolles, Esplanade Nord – 92400 Courbevoie – France.
(4)Based on information included in the Schedule 13G filed by Cercano Management LLC (“Cercano”), and Christopher N. Orndorff (“Mr. Orndorff”) on February 13, 2023. Cercano and Mr. Orndorff serve as the Managers of VCVC IV LLC and have shared voting and dispositive power over the shares held by VCVC IV LLC. Both Cercano and Mr. Orndorff disclaim, for purposes of Section 16 of the Securities Exchange Act of 1934, beneficial ownership of these securities, except to the extent of their respective pecuniary interests therein, and this report shall not be deemed an admission that either of Cercano or Mr. Orndorff is the beneficial owner of such securities for purposes of Section 16 or for any other purposes.

(5)Consists of 1,734,807 shares of Class A common stock and 154,898 RSUs that vest within 60 days of March 1, 2023. As of March 1, 2023, the amount of Class A common stock beneficially owned and total RSUs owned subject to vesting is 2,786,212; and the number of options granted and subject to vesting are 871,626.
(6)Consists of 112,816 shares of Class A common stock, 13,723 RSUs that vest within 60 days of March 1, 2023 and 173,828 shares of Class A common stock subject to stock options exercisable within 60 days of March 1, 2023. As of March 1, 2023, the amount of Class A common stock beneficially owned and total RSUs owned subject to vesting is 876,599; and the number of options granted and subject to vesting are 1,547,326.
(7)Consists of 41,110 shares of Class A common stock, 11,762 RSUs that vest within 60 days of March 1, 2023 and 148,995 shares of Class A common stock subject to stock options exercisable within 60 days of March 1, 2023. As of March 1, 2023, the amount of Class A common stock beneficially owned and total RSUs owned subject to vesting is 477,576; and the number of options granted and subject to vesting are 1,074,084.
(8)Mr. Broekhuysen stepped down as chief financial officer of the Company in June 2022 and after a brief transition period, separated from employment with the Company in August 2022.
(9)Consists of 135,187 shares of Class A common stock, warrants exercisable for 321,875 shares of Class A common stock and no RSUs that vest within 60 days of March 1, 2023. Mr. DiDomenico received 1,288,992 shares of Class A common stock on June 8, 2023 as a result of a distribution by JANA Capital LLC to its limited partners.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 9, 2023

BLACKSKY TECHNOLOGY INC.

By:	/s/ Chris Lin
Name: Chris Lin
Title: General Counsel